Exhibit 10.6

THIRD AMENDMENT TO ROYALTY AGREEMENT
THIS THIRD AMENDMENT TO ROYALTY AGREEMENT (“Agreement”) is made and entered into effective June 1, 2014, by and among CARRABBA’S ITALIAN GRILL, LLC, (formerly Carrabba’s Italian Grill, Inc.) a Florida limited liability company having its principal office located at 2202 N. West Shore Blvd., Suite 500, Tampa, Florida 33607 (hereinafter “CIGI”), OSI RESTAURANT PARTNERS, LLC, (formerly OSI Restaurant Partners, Inc.) a Delaware limited liability company having its principal office located at 2202 N. West Shore Blvd., Suite 500, Tampa, Florida 33607 (hereinafter “OSI”), MANGIA BEVE, INC., a Texas corporation having its principal office at 3131 Argonne St., Houston, Texas 77098 (hereinafter “MBI”), MANGIA BEVE II, INC., a Texas corporation having its principal office at 3131 Argonne St., Houston, Texas 77098 (hereinafter “MBI2”), ORIGINAL, INC. (formerly Carrabba, Inc.), a Texas corporation having its principal office at 3131 Argonne St., Houston, Texas 77098 (“CI”), VOSS, INC. (formerly Carrabba Woodway, Inc.), a Texas corporation having its principal office at 3131 Argonne St., Houston, Texas 77098 (“CWI”), JOHN C. CARRABBA, III, an individual residing in the state of Texas (“Johnny Carrabba”), DAMIAN C. MANDOLA, an individual residing in the state of Texas (“Damian Mandola”) and JOHN C. CARRABBA, JR., and individual residing in the state of Texas (“John C. Carrabba, Jr.”).
RECITALS

A.
The parties entered into that certain Royalty Agreement dated April, 1995 as amended by that certain First Amendment to Royalty Agreement dated January 1997 and that certain Second Amendment to Royalty Agreement dated April 7, 2010 (collectively “Royalty Agreement”); and

B.
The parties desire to further amend the Royalty Agreement to modify the royalty payment provisions to (i) provide for a one-time fixed fee in lieu of continuing royalty for all Restaurants located outside the 50 United States and the District of Columbia and (ii) for certain Restaurants located within the United States to exclude lunch sales from the definition of Net Restaurant Sales and provide for a fixed royalty percentage for such lunch sales;

Now therefore, intending to be legally bound, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Section 1.14. Section 1.14 of the Royalty Agreement is hereby amended in its entirety to read as follows:
1.14 Restaurant.
(a) The term “Restaurant” shall mean a restaurant utilizing the System, whether owned by CIGI, its Affiliates or by its licensees/franchisees.
(b) The term “New U.S. Restaurant” shall mean a Restaurant located in the U.S. that first opens to the public on or after June 1, 2014.

(c) The term “New U.S. Lunch Restaurant” shall mean a Restaurant located in the U.S. that first opened to the public prior to June 1, 2014 but first begins regularly serving weekday (Monday through Friday) lunch on or after June 1, 2014.

2.	New Section 1.16. There is hereby added to the Royalty Agreement a new Section 1.16 to read as follows:
“1.16 Net Lunch Sales. The term “Net Lunch Sales” shall mean, with respect to any New U.S. Restaurant, the Net Weekly Lunch Sales at or from such Restaurant and, with respect to any New U.S. Lunch Restaurant, the Net Weekday Lunch Sales at or from such Restaurant.”

3.	New Section 1.17. There is hereby added to the Royalty Agreement a new Section 1.17 to read as follows:
“1.17 Net Sales. The term “Net Sales” shall mean, with respect to any Restaurant, all Net Restaurant Sales and all Net Lunch Sales, collectively, at or from such Restaurant.”

4.	New Section 1.18. There is hereby added to the Royalty Agreement a new Section 1.18 to read as follows:
“1.18 Net Weekday Lunch Sales. The term “Net Weekday Lunch Sales” shall mean, with respect to any New U.S. Lunch Restaurant, all monetary compensation received for the sale of all products and services at or from such Restaurant before 4 P.M. local time Monday through Friday inclusive, whether for cash or credit and regardless of collection in the case of credit, including the face value of gift certificates redeemed by customers, reduced by (i) discounts and complimentary food and beverages, (ii) sales and other taxes and surcharges collected for transmittal to taxing authorities, (iii) revenue received from the sale of gift certificates and (iv) revenue from catering activities done for charitable, marketing or community involvement purposes.”

5.	New Section 1.19. There is hereby added to the Royalty Agreement a new Section 1.19 to read as follows:
“1.19 Net Weekly Lunch Sales. The term “Net Weekly Lunch Sales” shall mean with respect to any New U.S. Restaurant, all monetary compensation received for the sale of all products and services at or from such Restaurant before 4 P.M. local time Monday through Saturday inclusive, whether for cash or credit and regardless of collection in the case of credit, including the face value of gift certificates redeemed by customers, reduced by (i) discounts and complimentary food and beverages, (ii) sales and other taxes and surcharges collected for transmittal to taxing authorities, (iii) revenue received from the sale of gift certificates and (iv) revenue from catering activities done for charitable, marketing or community involvement purposes.”

6.	New Section 1.20. There is hereby added to the Royalty Agreement a new Section 1.20 to read as follows:
“1.20 U.S. The term “U.S.” shall mean the fifty (50) states of the United States of America and the District of Columbia.”

7.	Section 1.10 of the Royalty Agreement (definition of Net Restaurant Sales) is hereby amended by adding at the end thereof the following sentence:
“Notwithstanding the foregoing, (i) for New U.S. Restaurants there shall be excluded from Net Restaurant Sales all Net Weekly Lunch Sales, and (ii) for New U.S. Lunch Restaurants there shall be excluded from Net Restaurant Sales all Net Weekday Lunch Sales.”

8.	Amendment to Section 3.1. Section 3.1 of the Royalty Agreement is hereby amended in its entirety to read as follows:
“3.1 Restaurant Royalties.

(a)
For each Restaurant owned by CIGI or a franchisee/licensee of CIGI (other than the Joint Ventures, CI or CWI) located in U.S. and which is not a New U.S. Restaurant or a New U.S. Lunch Restaurant, CIGI shall pay to MBI2, as provided in Section 3.2 hereof, an annual royalty fee during the term of this Agreement as follows:

(i)	For such Restaurants whose annual Net Restaurant Sales are Two Million Seven Hundred Thousand ($2,700,000) or less, a royalty fee of one percent (1%) of Net Restaurant Sales;

(ii)
For such Restaurants whose annual Net Restaurant Sales exceed Two Million Seven Hundred Thousand ($2,700,000) but are less than Three Million Dollars ($3,000,000), a royalty fee of one and one quarter percent (1.25%) of Net Restaurant Sales;

(iii) For such Restaurants whose annual Net Restaurant Sales exceed Three Million Dollars ($3,000,000), a royalty fee of one and one half percent (1.50%) of Net Restaurant Sales.

(b)
For each New U.S. Restaurant owned by CIGI or a franchisee/licensee of CIGI (other than the Joint Ventures, CI or CWI), CIGI shall pay to MBI2, as provided in Section 3.2 hereof, an annual royalty fee during the term of this Agreement as follows:

(i)
For New U.S. Restaurants whose annual Net Restaurant Sales are Two Million Seven Hundred Thousand ($2,700,000) or less, a royalty fee of one percent (1%) of Net Restaurant Sales and one half percent (.5%) of Net Weekly Lunch Sales;

(ii)
For New U. S. Restaurants whose annual Net Restaurant Sales exceed Two Million Seven Hundred Thousand ($2,700,000) but are less than Three Million Dollars ($3,000,000), a royalty fee of one and one quarter percent (1.25%) of Net Restaurant Sales and one half percent (.5%) of Net Weekly Lunch Sales;

(iii) For New U. S. Restaurants whose annual Net Restaurant Sales exceed Three Million Dollars ($3,000,000), a royalty fee of one and one half percent (1.50%) of Net Restaurant Sales and one half percent (.5%) of Net Weekly Lunch Sales.

(c)
For each New U. S. Lunch Restaurant owned by CIGI or a franchisee/licensee of CIGI (other than the Joint Ventures, CI or CWI), CIGI shall pay to MBI2, as provided in Section 3.2 hereof, an annual royalty fee during the term of this Agreement as follows:

(i)
For New U.S. Lunch Restaurants whose annual Net Restaurant Sales are Two Million Seven Hundred Thousand ($2,700,000) or less, a royalty fee of one percent (1%) of Net Restaurant Sales and one half percent (.5%) of Net Weekday Lunch Sales;

(ii)
For New U.S. Lunch Restaurants whose annual Net Restaurant Sales exceed Two Million Seven Hundred Thousand ($2,700,000) but are less than Three Million Dollars ($3,000,000), a royalty fee of one and one quarter percent (1.25%) of Net Restaurant Sales and one half percent (.5%) of Net Weekday Lunch Sales;

(iii) For New U.S. Lunch Restaurants whose annual Net Restaurant Sales exceed Three Million Dollars ($3,000,000), a royalty fee of one and one half percent (1.50%) of Net Restaurant Sales and one half percent (.5%) of Net Weekday Lunch Sales;

(d)	For each Restaurant owned by CIGI or a franchisee/licensee of CIGI and located outside the U.S., CIGI shall pay to MBI2 a one-time royalty fee as follows:

(i)	For Restaurants of 5,000 square feet and larger, a royalty fee of One Hundred Thousand Dollars ($100,000);

(ii)	For Restaurants of 3,500 square feet and larger, but less than 5,000 square feet, a royalty fee of Seventy Five Thousand Dollars ($75,000);

(iii)	For Restaurants of less than 3,500 square feet, a royalty fee of Fifty Thousand Dollars ($50,000).

(iv)	Upon execution of this Third Amendment to Royalty Agreement, CIGI shall pay to MBI2 the sum of one Million Dollars ($1,000,000) as a non-refundable pre-payment of the royalty fees for the first ten (10) Restaurants of 5,000 square feet or more. Thereafter, CIGI shall pay to MBI2 the one-time royalty fees provided for in this subsection (d) not less than thirty (30) days prior to opening to the public of the applicable Restaurant. As an example, if CIGI shall first open a Restaurant located outside the U.S. which is 5,500 square feet, such Restaurant shall count as the first of the ten (10) Restaurants for which a pre-payment of royalty fees has been made. If CIGI shall next open a Restaurant located outside the U.S. which is 4,000 square feet, CIGI shall pay a $75,000 royalty fee to MBI2 not less than thirty (30) days prior to the opening to the public of such Restaurant.

(e)
For the avoidance of doubt, no royalty fee based on Net Restaurant Sales shall be payable for any Restaurant located outside the U.S., and the royalty fee provided for in subsection (d) of this Section 3.1 shall be the only royalty fee payable under Section 3.1 for Restaurants located outside the U.S.

9.	Amendment to Section 3.2. The first sentence only of Section 3.2 of the Royalty Agreement is deleted and the following is substituted therefore:
For each Restaurant for which annual royalty fees are payable under subsections (a), (b) or (c) of Section 3.1 of this Agreement, CIGI shall pay to MBI2 a monthly royalty fee at the rate of one percent (1%) of Net Restaurant Sales for each of the first six months of such Restaurant’s operation.
In addition, CIGI shall pay to MBI2 each month (i) for New U.S. Restaurants the royalty fee of one half percent (.5%) of Net Weekly Lunch Sales and (ii) for New U.S. Lunch Restaurants the royalty fee of one half percent (.5%) of Net Weekday Lunch Sales. For the avoidance of doubt, in the case of New U.S. Restaurants, Net Weekly Lunch Sales are excluded from Net Restaurant Sales and in the case of New U.S. Lunch Restaurants, Net Weekday Lunch Sales are excluded from Net Restaurant Sales.

10.	Amendments to Section 4.5.

(a)	The first sentence of Section 4.5(b) to the Royalty Agreement is hereby amended to delete the reference to the term “Net Restaurant Sales” and to replace such term with “Net Sales”.

(b)	There is added to Section 4.5 a new subsection (i) to read as follows:

(i)
Restaurants Outside the U. S. Restaurants located outside the U.S. shall not be required to maintain records or submit reports pursuant to Section 4.5(a) and 4.5 (b) with respect to their Net Sales; provided, however, that CIGI shall remain obligated to maintain all other records and submit all other reports required pursuant to Section 4.5(a) and 4.5(b)..

11.	Ratification. The Royalty Agreement, as previously amended by the First Amendment and Second Amendment, is hereby ratified and confirmed and shall remain in full force and effect as amended hereby.

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of June 1, 2014. This Third Amendment may be executed in one or more counterparts and may be executed by different parties in separate counterparts, each of which shall be deemed an original and shall collectively constitute one and the same instrument.

CARRABBA’S ITALIAN GRILL, LLC
By its sole manager-member

OSI Restaurant Partners, LLC

By:	/s/ Joseph J. Kadow
Joseph J. Kadow, Executive Vice President

OSI RESTAURANT PARTNERS, LLC

By:	/s/ Joseph J. Kadow
Joseph J. Kadow, Executive Vice President

MANGIA BEVE, INC.

By:	/s/ John C. Carrabba, III

Title:	President

MANGIA BEVE II, INC.

By:	/s/ John C. Carrabba, III

Title:	President

ORIGINAL, INC.

By:	/s/ John C. Carrabba, III

Title:	President

VOSS, INC.

By:	/s/ John C. Carrabba, III

Title:	President

/s/ John C. Carrabba, III
JOHN C. CARRABBA, III, individually

/s/ Damian C. Mandola by Mike Orsak, attorney in fact
DAMIAN C. MANDOLA, individually

/s/ John C. Carrabba, Jr.
JOHN C. CARRABBA, JR, individually